Filed Pursuant to Rule 497(e)
Registration No. 033-61254

GABELLI CAPITAL SERIES FUNDS, INC.
Gabelli Capital Asset Fund
(the “Fund”)

Supplement dated April 2, 2025, to the Fund's Statutory Prospectus and Statement of Additional Information, each dated April 29, 2024, as supplemented and amended to date

Liquidation of the Fund

On February 12, 2025, the Board of Directors of Gabelli Capital Series Funds, Inc. (the “Company”), on behalf of its sole series, Gabelli Capital Asset Fund (the “Fund”), approved a proposal to close the Fund to new and subsequent investments and thereafter to liquidate the Fund (the “Liquidation”). Accordingly, effective immediately, the Fund will no longer accept orders from new investors or existing shareholders to purchase Fund shares. On or about June 10, 2025 (the “Liquidation Date”), all of the assets of the Fund will have been liquidated completely, the shares of any shareholders holding shares on the Liquidation Date will be redeemed at the net asset value per share and the Fund will then be terminated as a series of the Company. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchase and Redemption of Shares” in the Statutory Prospectus. In preparation for the Liquidation, the Fund may deviate from its investment objective and principal investment strategies.

For tax purposes, with respect to shares held in a taxable account, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares (i.e., as a sale that may result in gain or loss for federal income tax purposes). Shareholders should consult their tax advisors regarding the tax treatment of the Liquidation.

If you should have any questions regarding the Liquidation, please contact the Fund (toll free) at 1-800-422-3554.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s Statutory Prospectus or SAI.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE